SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 30, 2005
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 001-13997

Delaware	36-3228107

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(773) 380-3000

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits
Press Release

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report
Item 2.02      Results of Operations and Financial Condition
     On November 30, 2005, Bally Total Fitness Holding Corporation (the “Company”) issued a press release announcing results for the nine months ended September 30, 2005 and fiscal 2004 and completed restatement of results for fiscal years 2000 to 2003. The press release is attached hereto as Exhibit 99.1.
Item 9.01      Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated November 30, 2005 announcing results for the nine months ended September 30, 2005 and fiscal 2004 and completed restatement of results for fiscal years 2000 to 2003
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION Registrant
Dated: November 30, 2005	/s/ Marc D. Bassewitz
Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel